COMMITMENTS	3 Months Ended	9 Months Ended	12 Months Ended
	Mar. 31, 2011	Sep. 30, 2011	Dec. 31, 2010
COMMITMENTS
9.	COMMITMENTS

Retention Agreements

The Company has entered into retention agreements with each of its three vice presidents.  The agreements provide for the lump-sum payment of six months’ base salary and benefits to each such officer following a termination without cause or a resignation with good reason occurring on or before November 14, 2011.  Certain of the agreements provide that if the executives were employed with the Company as of October 1, 2010, they would receive a payment of two months’ base salary as a retention bonus on that date. The retention bonus was paid in October 2010 and will be deducted from the severance amounts that may become payable upon a subsequent involuntary termination.  The total remaining amount that may become payable to the Company’s Named Executive Officers pursuant to the retention agreements is approximately $86,000 to Christopher Pazoles.

During the three months ended March 31, 2011, pursuant to retention agreements, the Company paid a total of approximately $218,000 in severance payments to employees terminated during that period, including $83,000 to Elias Nyberg, the Company’s former vice president of regulatory, quality and compliance.

14.  COMMITMENTS

Property Lease

On September 5, 2007, Cellectar entered into a 36-month lease for office and manufacturing space, commencing September 15, 2007.  The lease provides for the option to extend the lease under its current terms for seven additional two-year terms.  Rent is $8,050 per month for the first year and then escalates by 3% per year for the duration of the term including any lease extension terms.  The lease also requires the payment of monthly rent of $1,140 for approximately 3,400 square feet of expansion space.  The monthly rent for the expansion space is fixed until such time as the expansion space is occupied at which time the rent would increase to the current per square foot rate in effect under the original lease terms.  The Company is responsible for certain building-related costs such as property taxes, insurance, and repairs and maintenance.  Rent expense is recognized on a straight-line basis and accordingly the difference between the recorded rent expense and the actual cash payments has been recorded as deferred rent as of each balance sheet dates.  Due to the significant value of leasehold improvements purchased during the initial 3-year lease term and the economic penalty for not extending the building lease, straight-line rent expense and the associated deferred rent has been calculated over 17 years, which represents the full term of the lease, including all extensions.

The Company is required to remove certain alterations, additions and improvements upon termination of the lease that altered a portion of the rentable space.  In no event shall the cost of such removal, at commercially reasonable rates, paid by the Company exceed $55,000 (“Capped Amount”) and any amount in excess of the Capped Amount shall be the obligation of the landlord.  The Company is required to maintain a certificate of deposit equal to the Capped Amount during the term of the lease, which amount is shown as restricted cash in the accompanying balance sheets.

Effective June 1, 2010, Cellectar entered into a seven-month extension of its office space and effective December 13, 2010 amended the extension to increase the lease extension an additional five-months, expiring May 31, 2011.  In connection with the extension, the monthly rent was adjusted to fifty percent of the rent due immediately prior to the extension and the Company could terminate the lease at the end of a month with 10-day written notice.  The option was retained, prior to May 31, 2011, to further extend the lease through September 14, 2012, in accordance with the original lease terms provided that it pay the unpaid rent for June 1, 2010 through March 31, 2011, based on the original terms of the lease, plus interest at 10% per annum.  As of December 31, 2010, $45,000 was accrued in the accompanying balance sheet for the unpaid rent and accrued interest.

On April 15, 2011, the Company extended its building lease for the Madison, WI headquarters through September 14, 2012 according to the terms in the original lease and paid all unpaid rent and related accrued interest.

Future minimum lease payments under this non-cancelable lease are approximately $196,000 and $124,000 during 2011 and 2012.

As a result of the Acquisition, the Company assumed the lease agreement for Novelos’ office space in Newton, MA, which has a term that is month-to-month and requires monthly rental payments of $5,300.

Rent expense was $143,000 and $117,000 for the nine months ended September 30, 2011 and 2010, respectively, $159,000 and $180,000 for the years ended December 31, 2010 and 2009, respectively and $945,000 from inception to December 31, 2010.

Capital Lease

Certain equipment is leased under a capital lease.  The lease agreement requires monthly principal and interest payments of $217 and expires on September 3, 2014.  The outstanding obligation is being amortized using a 7% interest rate based on comparable borrowing rates.

The following table provides the estimated future minimum rental payments under all capital leases together with the present value of the net minimum lease payments as of December 31, 2010:

	Minimum lease payments	Less interest	Present value of net minimum lease payments
2011	$2,608	$523	$2,085
2012	2,608	373	2,235
2013	2,608	211	2,397
2014	1,739	45	1,694
	$9,563	$1,152	$8,411

The equipment recorded under capitalized leases is included in fixed assets as of December 31:

	2010	2009

Office equipment	$10,973	$10,973
Less accumulated amortization	(2,928)	(732)
	$8,045	$10,241

Retention Agreements

Following the Acquisition, the Company has retention agreements with each of its four vice presidents, three of such agreements were executed by Novelos during 2010.  The agreements provide for the lump-sum payment of six months’ base salary and benefits to each such officer following a termination without cause or a resignation with good reason occurring on or before November 14, 2011.  Certain of the agreements provide that if the executives were employed with Novelos as of October 1, 2010, they would receive a payment of two months’ base salary as a retention bonus on that date. The retention bonus of $68,000 was paid in October 2010 and will be deducted from the severance amounts that may become payable upon a subsequent involuntary termination.  The total remaining amount that may become payable to the Company’s executive officers pursuant to the retention agreements is approximately $350,000.

On May 18, 2011, the Company’s board of directors approved the entry into a retention agreement with each of 5 individuals that were employees of Cellectar at the time of the Acquisition.  The agreements provide for the lump-sum payment of six months’ base salary and benefits following a termination without cause or a resignation with good reason occurring on or before November 18, 2011.  The agreements expire November 18, 2011.

10. COMMITMENTS

Property Lease

Effective September 1, 2010, the Company entered into a six-month extension to its lease for office space, at a rate of $5,275 per month, expiring February 28, 2011. Rent expense was $65,000 and $87,000 for the years ended December 31, 2010 and 2009, respectively. Future minimum lease payments under this non-cancelable lease are approximately $10,600 during 2011.  After February 28, 2011, the lease may be canceled with 30-day notice by either party.

Royalty Arrangements

The Company is obligated to a Russian company, ZAO BAM, under a royalty and technology transfer agreement. Mark Balazovsky, a director of the Company until November 2006, is the majority shareholder of ZAO BAM. Pursuant to the royalty and technology transfer agreement between the Company and ZAO BAM, the Company is required to make royalty payments of 1.2% of net sales of oxidized glutathione-based products. The Company is also required to pay ZAO BAM $2 million for each new oxidized glutathione-based drug within eighteen months following FDA approval of such drug.

If a royalty is not being paid to ZAO BAM on net sales of oxidized glutathione products, then the Company is required to pay ZAO BAM 3% of all license revenues. If license revenues exceed the Company’s cumulative expenditures including, but not limited to, preclinical and clinical studies, testing, FDA and other regulatory agency submission and approval costs, general and administrative costs, and patent expenses, then the Company would be required to pay ZAO BAM an additional 9% of the amount by which license revenues exceed the Company’s cumulative expenditures.

As a result of the assignment to Novelos of the exclusive worldwide intellectual property and marketing rights of oxidized glutathione (excluding the Russian Territory), Novelos is obligated to the Oxford Group, Ltd., or its assignees, for future royalties.  Simyon Palmin, a founder of Novelos, a director until August 12, 2008 and the father of the Company’s president and chief executive officer, is president of Oxford Group, Ltd.  Mr. Palmin was also an employee of the Company until September 2008 and performed consulting services through December 2009.  Pursuant to the agreement, as revised May 26, 2005, Novelos is required to pay Oxford Group, Ltd., or its assignees, a royalty in the amount of 0.8% of the Company’s net sales of oxidized glutathione-based products.

Employment Agreements

The Company entered into an employment agreement with Harry Palmin effective January 1, 2006, whereby he agreed to serve as the Company’s president and chief executive officer for an initial term of two years.  The agreement is automatically renewed for successive one-year terms unless notice of termination is provided by either party at least 90 days prior to the end of such term.  The agreement was renewed most recently for an additional one-year term on January 1, 2011 in accordance with its terms.  The agreement provides for an initial salary of $225,000 in 2006, participation in standard benefit programs and an annual cash bonus at the discretion of the compensation committee.  The agreement further provides that upon resignation for good reason or termination without cause, both as defined in the agreement, Mr. Palmin will receive his pro rata share of the average of his annual bonus paid during the two fiscal years preceding his termination, his base salary and benefits for 11 months after the date of termination and fifty percent of his unvested stock options will vest.  The agreement also contains a non-compete provision, which prohibits Mr. Palmin from competing with the Company for one year after termination of his employment with the Company.

Retention Agreements

On May 14, 2010, the Company entered into retention agreements with each of its four vice-presidents.  The agreements provide for the lump-sum payment of six months’ base salary and benefits to each such officer following a termination without cause or a resignation with good reason occurring on or before November 14, 2011.  The agreements further provide that if the executives remain employed with the Company as of October 1, 2010, they will receive a payment of two months’ base salary as a retention bonus on that date. The retention bonus, an aggregate of $140,000, was paid in October 2010 and will be deducted from the severance amounts that may become payable upon a subsequent involuntary termination.  Elias Nyberg’s employment was terminated on March 10, 2011, without cause, and he received a payment of approximately $83,000 pursuant to the executive retention agreement. The agreements expire November 14, 2011.  The total remaining amount that may become payable to the Company’s Named Executive Officers pursuant to the retention agreements is approximately $86,000 to Christopher Pazoles. Concurrently with the execution of the retention agreements, the employment agreement between the Company and Christopher Pazoles dated July 15, 2005 was terminated.

On May 14, 2010, the Company also entered into retention agreements with each of its three non-executive employees. The agreements provide for the lump-sum payment of six months’ base salary and benefits to each employee following a termination without cause or a resignation with good reason occurring on or before November 14, 2011.  The agreements expire November 14, 2011.